EXHIBIT 99.1

JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned persons hereby agree to the joint filing on behalf of each of them of a statement on Schedule 13D (including amendments thereto) with respect to the Class A common stock, par value $0.001 per share of Roan Resources, Inc. and further agree that this Joint Filing Agreement be included as an Exhibit to such joint filing. In evidence thereof each of the undersigned, being duly authorized, hereby execute this Agreement on the date set forth below.

Date: October 11, 2019

JVL ADVISORS, LLC

	By:	/s/ John V. Lovoi
Name: John V. Lovoi
Title: Manager

/s/ John V. Lovoi
John V. Lovoi

ROAN HOLDINGS, LLC

	By:	s/ Paul B. Loyd, Jr.
Name: Paul B. Loyd, Jr.
Title: President

/s/ Michael P. Raleigh
Michael P. Raleigh

/s/ Paul B. Loyd, Jr.
Paul B. Loyd, Jr.

RH DEBT FUND, L.P.

	By:	JVL Advisors, LLC, its General Partner

	By:	/s/ John V. Lovoi
Name: John V. Lovoi
Title: Manager

LUXIVER, LP

By: LB Luxiver GP, LP, a Texas limited partnership, its General Partner
By: LB Luxiver, LLC, a Texas limited liability company, its General Partner
By: Lobo Baya, LLC, a Texas limited liability company, its sole Member

By:	/s/ John V. Lovoi
Name: John V. Lovoi
Title: Manager

NAVITAS FUND, LP

By: JVL Partners, L.P., a Texas limited partnership, its General Partner
By: JVL Advisors, LLC, its General Partner

By:	/s/ John V. Lovoi
Name: John V. Lovoi
Title: Manager

HEPHAESTUS ENERGY FUND, LP

By: Hephaestus Energy Fund GP, LP, a Texas limited partnership, its General Partner
By: HEF GP, LLC, a Texas limited liability company, its General Partner
By: JVL Advisors, LLC, its sole Member

By:	/s/ John V. Lovoi

CHILDREN’S ENERGY FUND, LP

By: Children’s Energy Fund GP, LP, a Texas limited partnership, its General Partner
By: JVL Advisors, LLC, its General Partner

By:	/s/ John V. Lovoi
Name: John V. Lovoi
Title: Manager

LVPU, LP

By: LVPU GP, LP, a Texas limited partnership, its General Partner
By: JVL Advisors, LLC, its General Partner

By:	/s/ John V. Lovoi
Name: John V. Lovoi
Title: Manager

ASKLEPIOS ENERGY FUND, LP

By: Asklepios Energy GP, LP, a Texas limited partnership, its General Partner
By: JVL Advisors, LLC, its General Partner

By:	/s/ John V. Lovoi
Name: John V. Lovoi
Title: Manager

PANAKEIA ENERGY FUND, LP

By: Panakeia Energy Fund GP, LP, a Texas limited partnership, its General Partner
By: PEF GP, LLC, a Texas limited liability company, its General Partner
By: JVL Advisors, LLC, its sole Member

By:	/s/ John V. Lovoi
Name: John V. Lovoi
Title: Manager

BLACKBIRD 1846 ENERGY FUND, LP

By: Blackbird 1846 Energy Fund GP, L.P.,
its General Partner
By: JVL Advisors, LLC, its General Partner

By:	/s/ John V. Lovoi
Name: John V. Lovoi
Title: Manager